UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08021

AZZAD FUNDS

(Exact name of registrant as specified in charter)

3141 Fairview Park Drive, Suite 355

Falls Church, VA 22042

(Address of principal executive offices)(Zip code)

Bashar Qasem

3141 Fairview Park Drive

Suite 355

Falls Church, VA 22042

(Name and address of agent for service)

With copies to:

Thompson Hine LLP

Cassandra W. Borchers

312 Walnut Street

Cincinnati, OH, 45202

Registrant's telephone number, including area code: (703) 207-7005

Date of fiscal year end: June 30

Date of reporting period: June 30, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL SHAREHOLDER REPORT

June 30, 2024

Azzad Ethical Fund

ADJEX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Azzad Ethical Fund - ADJEX for the period July 1, 2023 to June 30, 2024. You can find additional information about the Fund at https://azzadasset.com. You can also request this information by contacting us at 1-888-862-9923.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*

Azzad Ethical Fund	$102	0.99%

*Annualized

managment’s discussion of fund performance

How did the Fund perform last year?

Performance Highlights

•	The Fund returned 5.66% for the 12-month period ending June 30, 2024.
•	It underperformed compared to the Russell MidCap® Growth Index and the Russell 3000 Index, which returned 15.05% and 23.13%, respectively.
•	Underperformance is largely attributed to the sub-adviser's allocation and stock selection.

Sector Positioning

•	The Fund had overweights in Information Technology (IT) and Industrials, both of which contributed positively to performance.
•	Allocation to the Health Care and Real Estate sectors detracted from relative performance.

Other factors affecting Fund performance

•	The sub-adviser employs a bottom-up stock selection approach, focusing on profitable, lower-debt companies. This was not rewarded during the period.
•	Market speculation around a potential recession impacted returns during the period as holdings are selected for growth throughout market cycles, not tactical advantage.

The Fund sub-adviser did not tilt toward speculative investments, opting instead to concentrate on business fundamentals

Performance graph

AVERAGE ANNUAL RETURNS

	1 Year	5 Years	10 Year
Azzad Ethical Fund	5.66%	8.10%	8.12%
Russell 3000 Index	23.13%	14.14%	12.15%
Russell MidCap Growth Index	15.05%	9.93%	10.52%

Cumulative Performance Comparison of $10,000 Investment

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. To obtain performance data current to the most recent month end, please call 1-888-350-3369.

The Russell 3000® Index measures the performance of the largest 3,000 US companies designed to represent approximately 98% of the investable US equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are included.

The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market.

Fund statistics

NET ASSETS: $146.3 MILLION	PORTFOLIO HOLDINGS: 60	PORTFOLIO TURNOVER: 24.49%	ADVISORY FEES PAID BY FUND: $909,234

PORTFOLIO ILLUSTRATION

The following chart gives a visual breakdown of the Ethical Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

top ten holdings

1.	Cadence Design Systems, Inc.	3.86%
2.	CoStar Group, Inc.	3.49%
3.	Pinterest, Inc.	3.41%
4.	Crowdstrike Holdings, Inc. Class A	3.10%
5.	Monolithic Power Systems, Inc.	3.07%
6.	DexCom, Inc.	3.00%
7.	Teradyne, Inc.	2.62%
8.	Quanta Services, Inc.	2.55%
9.	The Trade Desk, Inc. Class A	2.42%
10.	HEICO Corp.	2.37%
	Total % of Net Assets	29.89%

How has the fund changed

The Fund has not had any material changes during the year ended June 30, 2024.

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Azzad Ethical Fund documents not be householded, please contact Azzad Funds at 1-888-862-9923, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Azzad Funds or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit https://azzadasset.com or contact us at 1-888-862-9923.

ANNUAL SHAREHOLDER REPORT

June 30, 2024

Azzad Wise Capital Fund

WISEX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Azzad Wise Capital Fund - WISEX for the period July 1, 2023 to June 30, 2024. You can find additional information about the Fund at https://azzadasset.com. You can also request this information by contacting us at 1-888-862-9923.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*

Azzad Wise Capital Fund	$91	0.89%

*Annualized

managment’s discussion of fund performance

How did the Fund perform last year?

Performance highlights

•	The Fund returned 4.22% for the year ending June 30, 2024.
•	It underperformed against the ICE BofAML US Corp and Govt 1-3 Yr Index, which returned 4.94% and overperformed against the Bloomberg US Aggregate Index, which returned 2.63%.

Sector positioning

•	The sub-adviser’s allocation to the Middle East/North Africa, Gulf Cooperation Council (GCC), and Asian sukuk markets benefited from Federal Reserve interest rate projections.
•	UAE real estate sukuk was a top performer due to interest rate volatility positioning by the sub-adviser.
•	Security selection in Saudi Arabia and Indonesia contributed positively to performance.
•	Sub-investment grade GCC sukuk from Bahrain and Oman contributed to performance in the high-yield segment.
•	The Fund’s minority allocation to equities detracted from performance during the period.
•	The Health Care, Real Estate, and Consumer Defensive sectors were among the top detractors from performance within equities.

Other factors affecting Fund performance

•	U.S. Federal Reserve Chair Powell announced during the period that the central bank’s peak interest rate target had been met.
•	Globally, rate cuts improved credit spreads and reduced funding risk for emerging market, high-yield, and investment-grade bonds.

Higher beta assets in the Fund performed well due to improved credit spreads.

Performance graph

AVERAGE ANNUAL RETURNS

	1 Year	5 Years	10 Year
Azzad Wise Capital Fund	4.22%	2.07%	1.82%
ICE BofAML US Corp&Govt 1-3 Yr Index	4.94%	1.26%	1.36%
Bloomberg US Aggregate Index	2.63%	-0.23%	1.35%

Cumulative Performance Comparison of $10,000 Investment

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. To obtain performance data current to the most recent month end, please call 1-888-350-3369.

The ICE BofAML US Corp&Gov’t 1-3 Yr Index is comprised of short-term bond funds having durations between one and three and half years, thus making them attractive to fairly conservative investors. These funds invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporations. On rare occasions, they may even invest in more speculative high-yield and emerging-markets debt.

The Bloomberg US Aggregate Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

Fund statistics

NET ASSETS: $266.0 MILLION	PORTFOLIO HOLDINGS: 129	PORTFOLIO TURNOVER: 36.30%	ADVISORY FEES PAID BY FUND: $1,808,237

PORTFOLIO ILLUSTRATION

The following chart gives a visual breakdown of the Wise Fund by the security types the underlying securities represent as a percentage of the portfolio of investments.

top ten holdings

1.	Esic Sukuk Ltd., 3.939%, 07/30/2024	3.08%
2.	IDB Trust Services, Ltd. REGS, 1.957%, 10/02/2024	2.26%
3.	Aldar Sukuk Ltd., 4.750%, 09/29/2025	2.23%
4.	TNB Global Ventures Cap., Sr. Unsecd. Note, Series EMTN, 3.244%, 10/19/2026	2.15%
5.	Axiata Spv2 Bhd, 4.357%, 03/24/2026	2.07%
6.	DIB Sukuk, Ltd., Sr. Unsecd. Note, 2.950%, 02/20/2025	2.03%
7.	MAF Sukuk Ltd., Sr. Unsecd. Note, 4.500%, 11/03/2025	1.86%
8.	Perusahaan Penerbit SBSN Indois Sukuk, Series 144A, 4.150%, 03/29/2027	1.83%
9.	MayBank Islamic Bank (Malaysia), 5.420%, 09/18/2024	1.54%
10.	QIB Sukuk, Ltd., Unsecd. Note, 5.581%, 11/22/2028	1.51%
	Total % of Net Assets	20.56%

How has the fund changed

The Fund has not had any material changes during the year ended June 30, 2024.

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Azzad Wise Capital Fund documents not be householded, please contact Azzad Funds at 1-888-862-9923, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Azzad Funds or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit https://azzadasset.com or contact us at 1-888-862-9923.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of directors has determined that the Registrant does not have an audit committee financial expert. This is because the Registrant believes that the experience provided by each member of the audit committee together offers the Registrant adequate oversight for the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2024     $ 28,000

FY 2023     $ 28,000

Nature of the fees: Audit of Financial Statements and Auditor Consent

(b)

Audit-Related Fees

Registrant

FY2024                               $ 0

FY2023                               $ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2024                            $ 4,800

FY 2023                            $ 4,800

Nature of the fees:

Preparation of Tax services and Filing

(d)

All Other Fees

Registrant

FY2024                               $ 0

FY2023                               $ 0

Nature of the fees:

N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The board of directors must approve an independent auditor who shall perform any audit or non-audit services for the Azzad Funds prior to such engagement. The board must also approve external auditors who shall perform non audit services that directly relate to the operations or financial reporting of the Azzad Funds for an entity controlled by Azzad Asset Management, Inc., (advisor to the Azzad Funds).

The board of directors must approve any non-audit services that qualify under the deminimis exception described under the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, prior to the completion of an audit.

However, the board is not required to grant pre-approval to engagements established prior to the implementation of this pre-approval policy.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:                     0%

Tax Fees:                                         0%

All Other Fees:                              0%

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2024             $ 4,800

FY 2023             $ 4,800

(h)        The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)       Not applicable.

(j)        Not Applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 7.

Item 7. Financial Statements and Financial Highlights for Open-End Management Companies.

# AZZAD FUNDS

*Invest with faith*

**Azzad Wise Capital Fund**
*(Ticker: WISEX)*
First Halal Fixed-Income Fund

**Azzad Ethical Fund**
*(Ticker: ADJEX)*
Halal Equity Mutual Fund

8000 Town Centre Drive, Suite 400 | Broadview Heights, Ohio 44147
**OFFICE** 888.350.3369 or 440.922.0066 | **FAX** 440.526.4446 | www.azzadasset.com
Azzad Asset Management, Inc. | Adviser to the Azzad Funds | 888.86.AZZAD (888.862.9923)

ANNUAL REPORT JUNE 30, 2024

Azzad Ethical Fund

Schedule of Investments
June 30, 2024

Shares		Fair Value

COMMON STOCKS - 93.67%

Aircraft & Parts - 2.37%
19,545	HEICO Corp. Class A	$ 3,469,628

Apparel & Other Finished Products of Fabrics & Similar Material - 2.05%
92,233	Levi Strauss & Co. Class A	1,778,252
4,110	Lululemon Athletica, Inc. (Canada) *	1,227,657
		3,005,909
Biological Products (No Diagnostic Substances) - 2.97%
31,707	Bio-Techne Corp.	2,271,807
16,421	Repligen Corp. *	2,070,031
		4,341,838
Electrical Work - 2.55%
14,703	Quanta Services, Inc.	3,735,885

Electronic Components - 0.17%
1,562	IMPINJ, Inc. *	244,875

Electronic Components & Accessories - 1.74%
12,095	Universal Display Corp.	2,542,974

General Industrial Machinery & Equipment - 1.33%
6,301	Zebra Technologies Corp. Class A *	1,946,568

Household Appliances - 1.51%
26,954	A.O. Smith Corp.	2,204,298

In Vitro & In Vivo Diagnostic Substances - 1.56%
4,686	Idexx Laboratories, Inc. *	2,283,019

Instruments for Measuring & Testing of Electricity & Electric Signals - 2.62%
25,876	Teradyne, Inc.	3,837,152

Laboratory Analytical Instruments - 1.09%

1,138	Mettler Toledo International, Inc. *	1,590,457

Lumber & Wood Products (No Furniture) - 1.94%
38,230	Trex Co., Inc. *	2,833,608

Measuring & Controlling Devices - 1.84%
2,824	Onto Innovation, Inc. *	620,037
37,007	Trimble, Inc. *	2,069,431
		2,689,468
Metalworking Machinery & Equipment - 1.27%
9,891	Lincoln Electric Holdings, Inc.	1,865,838

Mining & Quarrying of Nonmetallic Minerals (No Fuels) - 1.36%
3,666	Martin Marietta Materials, Inc.	1,986,239

Miscellaneous Electrical Machinery, Equipment & Supplies - 1.12%
10,020	Novanta, Inc. *	1,634,362

Motors & Generators - 1.64%
18,160	Generac Holdings, Inc. Class A *	2,401,115

Ophthalmic Goods - 1.54%
43,647	National Vision Holdings, Inc. *	571,339
19,336	The Cooper Companies, Inc.	1,688,033
		2,259,372
Optical Instruments & Lenses - 2.13%
3,775	KLA Corp.	3,112,525

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 5.00%
7,862	Align Technology, Inc. *	1,898,123
24,434	Edwards Lifesciences Corp. *	2,256,969
7,102	Intuitive Surgical, Inc. *	3,159,325
		7,314,417
Railroad Equipment - 1.18%
10,891	Westinghouse Air Brake Technologies Corp.	1,721,323

Retail-Auto Dealers & Gasoline Stations - 2.12%
57,372	Copart, Inc. *	3,107,268

Retail-Building Materials, Hardware, Garden Supply - 1.84%
37,205	Fastenal Co.	2,337,962
1,290	Tractor Supply Co.	348,300
		2,686,262
Retail-Lumber & Other Building Materials Dealers - 2.07%
30,432	Floor & Decor Holdings, Inc. Class A *	3,025,245

Retail-Variety Stores - 0.46%
6,253	Five Below, Inc. *	681,389

Rolling Drawing & Extruding of Nonferrous Metals - 1.75%
33,022	Howmet Aerospace, Inc.	2,563,498

Rubber & Plastics Footwear - 2.00%
75,586	On Holding AG Class A (Switzerland) *	2,932,737

Semiconductors & Related Devices - 6.22%
27,543	Lattice Semiconductor Corp. *	1,597,219
33,043	Microchip Technology, Inc.	3,023,435
5,461	Monolithic Power Systems, Inc.	4,487,194
		9,107,848
Services-Business Services - 3.83%
1,864	Corpay, Inc. *	496,588
68,891	Costar Group, Inc. *	5,107,579
		5,604,167
Services-Computer Programming, Data Processing, Etc. - 6.72%
3,161	Factset Research Systems, Inc.	1,290,541
113,374	Pinterest, Inc. Class A *	4,996,392
36,258	The Trade Desk, Inc. Class A *	3,541,319
		9,828,252
Services-Help Supply Services - 0.57%
9,522	ASGN, Inc. *	839,555

Services-Miscellaneous Amusement & Recreation - 1.23%
9,968	Vail Resorts, Inc.	1,795,536

Services-Prepackaged Software - 14.67%
3,788	Appfolio, Inc. Class A *	926,431
18,363	Cadence Design Systems, Inc. *	5,651,213
11,818	Crowdstrike Holdings, Inc. Class A *	4,528,539
3,781	HubSpot, Inc. *	2,229,996
5,979	MongoDB, Inc. *	1,494,511
6,612	Tyler Technologies, Inc. *	3,324,381
10,457	Veeva Systems, Inc. Class A *	1,913,736
19,146	Workiva, Inc. *	1,397,467
		21,466,274
Services-To Dwellings & Other Buildings - 1.35%
40,412	Rollins, Inc.	1,971,701

Surgical & Medical Instruments & Apparatus - 4.00%
38,718	DexCom, Inc. *	4,389,847
10,951	Inspire Medical Systems, Inc. *	1,465,572
		5,855,419

Trucking (No Local) - 1.37%
11,370	Old Dominion Freight Line, Inc.	2,007,942

Wholesale-Miscellaneous Durable Goods - 1.63%
7,745	Pool Corp.	2,380,271

X-Ray Apparatus & Tubes & Related Irradiation Apparatus - 2.86%
26,028	GE Healthcare Technology, Inc.	2,028,102
28,978	Hologic, Inc. *	2,151,617
		4,179,719

TOTAL FOR INVESTMENTS (Cost $103,999,253) ** - 93.67%		137,053,953

OTHER ASSETS LESS LIABILITIES, NET - 6.33%		9,254,027

NET ASSETS - 100.00%		$ 146,307,980

* Non-income producing securities during the period.
** Refer to Note 8 for Tax Cost.
AG - Abbreviation for the German word Aktiengesellschaft.

The accompanying notes are an integral part of these financial statements.

Azzad Wise Capital Fund

Schedule of Investments
June 30, 2024

Shares/Par		Fair Value

COMMON STOCKS - 6.06%

Arrangement of Transportation of Freight & Cargo - 0.29%
3,686	C.H. Robinson Worldwide, Inc.	$ 324,810
3,601	Expeditors International of Washington, Inc.	449,369
		774,179
Beverages - 0.29%
6,174	The Coca-Cola Co.	392,975
2,305	PepsiCo, Inc.	380,164
		773,139
Computer & Office Equipment - 0.06%
863	International Business Machines, Inc.	149,256

Construction, Mining & Materials Handling Machinery & Equipment - 0.18%
2,586	Dover Corp.	466,644

Converted Paper & Paperboard Products - 0.14%
2,762	Kimberly-Clark Corp.	381,708

Electromedical & Electrotherapeutic Apparatus - 0.12%
4,177	Medtronic PLC (Ireland)	328,772

Electronic & Other Electrical Equipment - 0.18%
4,327	Emerson Electric Co.	476,662

General Industrial Machinery & Equipment - 0.26%
1,773	Illinois Tool Works, Inc.	420,130
1,121	Nordson Corp.	260,005
		680,135
Household Appliances - 0.20%
6,410	A.O. Smith Corp.	524,210

Industrial Inorganic Chemicals - 0.35%
1,502	Air Products & Chemicals, Inc.	387,591
1,213	Linde AG PLC (Ireland)	532,276

		919,867
Industrial Instruments for Measurement, Display, and Control - 0.19%
892	Roper Technologies, Inc.	502,785

Men's & Boy's Furnishings - 0.18%
694	Cintas Corp.	485,980

Miscellaneous Food Preparations & Kindred Products - 0.11%
4,083	McCormick & Company, Inc.	289,648

Paints, Varnishes, Lacquers, Enamels & Allied Products - 0.12%
2,496	PPG Industries, Inc.	314,221

Perfumes, Cosmetics & Other Toilet Preparations - 0.30%
4,267	Colgate-Palmolive Co.	414,070
21,640	Kenvue, Inc.	393,415
		807,485
Petroleum Refining - 0.11%
890	Chevron Corp.	139,214
1,295	Exxon Mobil Corp.	149,080
		288,294
Pharmaceutical Preparations - 0.39%
3,436	Abbott Laboratories	357,035
1,976	AbbVie, Inc.	338,923
2,319	Johnson & Johnson	338,945
		1,034,903
Plastics, Materials, Synth Resins & Nonvulcan Elastomers - 0.11%
3,126	Albemarle Corp.	298,595

Retail-Building Materials, Hardware, Garden Supply - 0.30%
5,226	Fastenal Co.	328,402
1,569	The Sherwin-Williams Co.	468,237
		796,639
Retail-Lumber & Other Building Materials - 0.18%
2,186	Lowe's Companies, Inc.	481,926

Retail-Variety Stores - 0.13%
2,324	Target Corp.	344,045

Services-Consumer Credit Reporting, Collection Agencies - 0.12%
723	S&P Global, Inc.	322,458

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 0.48%
4,191	Church & Dwight Co., Inc.	434,523
2,036	Ecolab, Inc.	484,568
2,216	The Procter Gamble Co.	365,463

		1,284,554
Special Industry Machinery (No Metalworking Machinery) - 0.19%
6,670	Pentair PLC (Ireland)	511,389

Specialty Cleaning, Polishing & Sanitation Preparations - 0.12%
2,400	The Clorox Co.	327,528

Steel Works, Blasts Furnaces & Rolling Mills (Coke Ovens) - 0.13%
2,254	Nucor Corp.	356,312

Surgical & Medical Instruments & Apparatus - 0.27%
1,440	Becton, Dickinson & Co.	336,542
1,128	West Pharmaceutical Services, Inc.	371,552
		708,094
Wholesale-Drugs, Proprietaries & Druggists' Sundries - 0.06%
1,562	Cardinal Health, Inc.	153,576

Wholesale-Durable Goods - 0.19%
551	W.W. Grainger, Inc.	497,134

Wholesale-Groceries & Related Products - 0.14%
5,384	Sysco Corp.	384,364

Wholesale-Motor Vehicle Supplies & New Parts - 0.17%
3,268	Genuine Parts Co.	452,030

TOTAL FOR COMMON STOCKS (Cost $10,803,528) - 6.06%		16,116,532

REAL ESTATE INVESTMENT TRUSTS - 0.14%
1,393	Essex Property Trust, Inc.	379,175
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $361,548) - 0.14%		379,175

SUKUKS - 65.69%

Banks - 13.17%
3,800,000	ADIB Sukuk II Co. Ltd., Sr. Unsecd. Note, Series REGS, 5.695%, 11/15/2028 (United Arab Emirates)	3,868,210
2,000,000	AL Rajhi Sukuk, Ltd., Sr. Unsecd. Note, Series REGS, 4.750%, 04/05/2028 (Saudi Arabia)	1,969,004
2,500,000	AUB Sukuk, Ltd., Unsecd. Note, Series EMTN, 2.615%, 09/09/2026 (Bahrain)	2,331,175
2,000,000	Banque Saudi Fransi, Sr. Unsecd. Note, Series REGS, 4.750%, 05/31/2028 (Saudi Arabia)	1,964,695
5,500,000	DIB Sukuk, Ltd., Sr. Unsecd. Note, 2.950%, 02/20/2025 (United Arab Emirates)	5,401,050
3,000,000	DIB Sukuk, Ltd., Series REGS, 5.243%, 03/04/2029 (United Arab Emirates)	2,985,652
3,000,000	FAB Sukuk Co. Ltd., Sr. Unsecd. Note, REGS, 1.411%, 01/14/2026 (United Arab Emirates)	2,819,550
3,000,000	FAB Sukuk Co. Ltd., Sr. Unsecd. Note, REGS, 2.591%, 03/02/2027 (United Arab Emirates)	2,814,375
3,450,000	KIB Sukuk Ltd., Sub., 2.375%, 11/30/2030 (Kuwait)	3,275,913
3,950,000	QIB Sukuk, Ltd., Sr. Unsecd. Note, REGS, 5.581%, 11/22/2028 (Qatar)	4,015,772
600,000	Riyad Sukuk Ltd., Sub. Note, Series REGS, 3.174%, 02/25/2030 (Saudi Arabia) *	588,461

3,000,000	SNB Sukuk Ltd., Sr. Unsecd. Note, REGS, 5.129%, 02/27/2029 (Saudi Arabia)	2,981,381
		35,015,238

Communications Equipment - 3.88%
5,600,000	Axiata Spv2 Bhd, 4.357%, 03/24/2026 (Malaysia)	5,506,270
3,380,000	Axiata Spv2 Bhd, Series REGS, 2.163%, 08/19/2030 (Malaysia)	2,836,868
2,000,000	ICD Sukuk Co. Ltd., 5.000%, 02/01/2027 (United Arab Emirates)	1,986,535
		10,329,673
Energy - 3.28%
2,800,000	EDO Sukuk, Ltd., Sr. Unsecd. Note, Series 144A, 5.875%, 09/21/2033 (Oman) (1)	2,835,392
2,500,000	Nogaholding Sukuk Ltd., Sr. Unsecd. Note, Series REGS, 5.250%, 04/08/2029 (Bahrain)	2,409,119
3,000,000	SA Global Sukuk, Ltd., Sr. Unsecd. Note, REGS, 1.602%, 06/17/2026 (Saudi Arabia)	2,803,796
800,000	SA Global Sukuk, Ltd., Sr. Unsecd. Note, Series 144A, 2.694%, 06/17/2031 (Saudi Arabia) (1)	686,280
		8,734,587
Financial Services - 3.58%
1,500,000	Air Lease Corp. Sukuk Ltd., Sr. Unsecd. Note, Series 144A, 5.850%, 04/01/2028 (United States) (1)	1,496,641
5,000,000	MAF Sukuk Ltd., Sr. Unsecd. Note, 4.500%, 11/03/2025 (United Arab Emirates)	4,937,558
3,000,000	SUCI Second Investment Co., Sr. Unsecd. Note, REGS, 6.000%, 10/25/2028 (Saudi Arabia)	3,083,066
		9,517,265
Home Construction - 7.78%
6,000,000	Aldar Sukuk Ltd., 4.750%, 09/29/2025 (United Arab Emirates)	5,941,508
3,000,000	Aldar Sukuk Ltd., Sr. Unsecd. Note, Series REGS, 4.875%, 05/24/2033 (United Arab Emirates)	2,894,096
1,500,000	Aldar Sukuk (No. 2) Ltd., Sr. Unsecd. Note, Series REGS, 3.875%, 10/22/2029 (United Arab Emirates)	1,401,983
2,500,000	Emaar Sukuk Ltd., Sr. Unsecd. Note, Series EMTN, 3.700%, 07/06/2031 (United Arab Emirates)	2,266,034
8,200,000	Esic Sukuk Ltd., 3.939%, 07/30/2024 (United Arab Emirates)	8,186,675
		20,690,296
Real Estate - 1.66%
2,500,000	DIFC Investments LLC, Note, Series REGS, 4.325% 11/12/2024 (United Arab Emirates)	2,481,584
2,000,000	DAE Sukuk DIFC Ltd., Series 144A, 3.750%, 02/15/2026 (United Arab Emirates) (1)	1,925,000
		4,406,584
Sovereigns - 22.85%
2,000,000	CBB International Sukuk Six, REGS, 5.250%, 03/20/2025 (Bahrain)	1,986,106
1,500,000	CBB International Sukuk Progr. Co., REGS, 6.250%, 11/14/2024 (Bahrain)	1,499,613
3,500,000	CBB International Sukuk Progr. SPC., REGS, 6.250%, 11/14/2024 (Bahrain)	3,503,462
1,500,000	CBB International Sukuk Progr. SPC., Series 144A, 3.950%, 09/16/2027 (Bahrain) (1)	1,412,394
1,000,000	CBB International Sukuk Progr. WLL., Series 144A, 3.875%, 05/18/2029 (Bahrain) (1)	908,750
1,000,000	CBB International Sukuk Progr. WLL., Sr. Unsecd., Series REGS, 3.875%, 05/18/2029 (Bahrain)	912,230
2,500,000	Egypt Taskeek Co., Sr. Unsecd. Series REGS, 10.875%, 02/28/2026 (Egypt)	2,577,425
1,000,000	Hazine Mustesarligi, Series 144A, 5.125%, 06/22/2026 (Turkey) (1)	973,900
3,900,000	Hazine Mustesarligi Varli, Series REGS, 5.125%, 06/22/2026 (Turkey)	3,809,691
1,500,000	Hazine Mustesarligi Varli, Sr. Unsecd. Note, Series REGS, 9.758%, 11/13/2025 (Turkey)	1,571,925
2,500,000	Oman, Government, Sr. Unsecd., Series REGS, 4.875%, 06/15/2030 (Oman)	2,429,488
2,500,000	Oman, Government, Series 144A, 5.932%, 10/31/2025 (Oman) (1)	2,514,100
2,500,000	Perusahaan Pener Indois Sukuk, Series 144A, 2.300%, 06/23/2025 (Indonesia) (1)	2,418,750

3,800,000	Perusahaan Pener Indois Sukuk, Series REGS, 2.300%, 06/23/2025 (Indonesia)			3,676,500
3,500,000	Perusahaan Penerbit SBSN Indois Sukuk, Series REGS, 3.900%, 08/20/2024 (Indonesia)			3,489,402
3,800,000	Perusahaan Penerbit SBSN Indois Sukuk, Series 144A, 3.900%, 08/20/2024 (Indonesia) (1)			3,788,494
1,685,000	Perusahaan Penerbit SBSN Indois Sukuk, Series 144A, 4.150%, 03/29/2027 (Indonesia) (1)			1,640,359
5,000,000	Perusahaan Penerbit SBSN Indois Sukuk, Series REGS, 4.150%, 03/29/2027 (Indonesia)			4,867,533
2,500,000	Ras al-Khaimah, 3.094%, 03/31/2025 (United Arab Emirates)			2,457,150
4,000,000	Sharjah Sukuk Ltd., 3.854%, 04/03/2026 (United Arab Emirates)			3,863,970
2,800,000	Sharjah Sukuk Ltd., 3.764%, 09/17/2024 (United Arab Emirates)			2,786,812
1,500,000	Sharjah Sukuk Ltd., Series REGS, 3.234%, 10/23/2029 (United Arab Emirates)			1,337,028
3,500,000	Wakala Global Sukuk BHD, REGS, 3.043%, 04/22/2025 (Malaysia)			3,436,310
3,000,000	Wakala Global Sukuk BHD, REGS, 3.179%, 04/27/2026 (Malaysia)			2,904,750
				60,766,142
Supranationals - 3.24%
6,068,000	IDB Trust Services, Ltd. REGS, 1.957%, 10/02/2024 (Supranational)			6,010,318
700,000	IDB Trust Services, Ltd. Sr. Unsecd. Note, REGS, 1.809%, 02/26/2025 (Supranational)			683,822
2,000,000	IDB Trust Services, Ltd. Sr. Unsecd. Note, REGS, 0.908%, 06/25/2025 (Supranational)			1,916,170
				8,610,310
Utilities - 5.43%
3,758,000	Saudi Electricity Global, Sr. Unsecd. Note REGS, 1.740%, 09/17/2025 (Saudi Arabia)			3,590,863
2,500,000	Saudi Electricity Global, Sr. Unsecd. Note REGS, 2.413%, 09/17/2030 (Saudi Arabia)			2,142,621
3,000,000	Saudi Electricity Global Sukuk, Sr. Unsecd. Note, REGS, 4.942%, 02/13/2029 (Saudi Arabia)			2,991,568
6,000,000	TNB Global Ventures Cap., Sr. Unsecd. Note, Series EMTN, 3.244%, 10/19/2026 (Malaysia)			5,720,717
				14,445,769
Wireline Telecommunications Services - 0.82%
2,300,000	Saudi Telecom Co., Series 144A, 3.890%, 05/13/2029 (Saudi Arabia) (1)			2,186,549

TOTAL FOR SUKUKS (Cost $177,381,116) - 65.69%				174,702,413

TRADE FINANCE AGREEMENTS - 2.51% (2) (5)
Shares/Par		Acquisition Date (2)	Cost (2)	Fair Value
Energy - Oil Refining and Marketing - 2.51%
25,481	Government of Egypt, 7.887%, (12-months SOFR +2.500%), 08/27/2024 (Egypt) (3)	08/24/2023	25,481	25,481
3,211,396	Government of Egypt, 9.048%, (12-months SOFR +2.500%), 06/10/2025 (Egypt) (3)	06/11/2024	3,211,396	3,211,396
1,427,256	Government of Egypt, 9.048%, (12-months SOFR +2.500%), 06/26/2025 (Egypt) (3)	06/25/2024	1,427,256	1,427,256
2,000,000	Turk Eximbank, 8.728%, (12-months SOFR +3.350%), 09/17/2024 (Turkey)	09/20/2023	1,988,000	2,000,000
TOTAL FOR TRADE FINANCE AGREEMENTS (Cost $6,652,133) - 2.51%			$ 6,652,133	$ 6,664,133

BANK TIME DEPOSITS - 20.92% (4)
14,436,439	Arab Banking Corp., NY Branch, 5.600%-5.750%, 07/25/2024-12/18/2024 (Bahrain)			14,436,439
12,264,201	Gulf International Bank (UK), 4.750%-4.950%, 07/29/2024-03/17/2025 (Bahrain)			12,264,201
13,370,045	Maybank Islamic Bank, 5.270%-5.720%, 07/15/2024-09/18/2024 (Malaysia)			13,370,045
15,576,718	Qatar National Bank, 5.800%-5.890%, 09/13/2024-05/07/2025 (Qatar)			15,576,718

TOTAL FOR BANK TIME DEPOSITS (Cost $55,647,403) - 20.92%	55,647,403

TOTAL FOR INVESTMENTS (Cost $250,845,728) ** - 95.32%	253,509,656

OTHER ASSETS LESS LIABILITIES, NET - 4.68%	12,444,768

NET ASSETS - 100.00%	$ 265,954,424

* Variable rate security; the coupon rate shown represents the yield at June 30, 2024.

** Refer to Note 8 for Tax Cost.

(1) Denotes a restricted security that may be sold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees.
At June 30, 2024, these liquid restricted securities amount to $22,786,609, which represented 8.57% of total net assets.

(2) Denotes a restricted and/or an illiquid security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales; or (c) is considered an illiquid security as defined by the Investment Company Act of 1940.
At June 30, 2024, these restricted and/or illiquid securities amounted to $6,661,133, which represented 2.51% of total net assets and are level 3 securities.

(3) Floating/variable note with current rate and current maturity or next reset date shown.

(4) Variable rate instrument, varying maturity dates ranging from one month to twelve months; 7 day demand redemption clause per deposit.

(5) Trade Finance Agreement rates shown are net of ITFC Mudarib Fee which range from 1% - 10%, depending on the agreement.

SOFR - Secured Overnight Financial Rate, a benchmark interest rate for dollar-denominated derivatives and loans.

The accompanying notes are an integral part of these financial statements.

Azzad Funds

Statements of Assets and Liabilities
June 30, 2024

	Azzad Ethical	Azzad Wise
	Fund	Capital Fund
Assets:
Investment Securities at Fair Value (Cost $103,999,253 and $250,845,728, respectively)	$ 137,053,953	$ 253,509,656
Cash	7,358,370	12,039,875
Receivables:
Shareholder Subscriptions	17,755	33,884
Dividends	36,799	24,848
Sukuk and Other Income	-	2,422,752
Securities Sold	2,820,459	-
Prepaid Expenses	13,358	18,926
Total Assets	147,300,694	268,049,941
Liabilities:
Shareholder Redemptions	186,530	447,135
Distributions Payable	-	7,645
Securities Purchased	690,496	1,427,256
Due to Adviser	69,885	154,439
Distribution Fees	11,617	13,241
Trustee Fees	445	2,020
Accrued Expenses	33,741	43,781
Total Liabilities	992,714	2,095,517
Net Assets	$ 146,307,980	$ 265,954,424

Net Assets Consist of:
Paid In Capital	$ 111,204,859	$ 263,008,207
Distributable Earnings	35,103,121	2,946,217
Net Assets, for 8,597,172 and 24,975,995 Shares Outstanding, respectively	$ 146,307,980	$ 265,954,424

Net Asset Value Per Share	$ 17.02	$ 10.65

The accompanying notes are an integral part of these financial statements.

Azzad Funds

Statements of Operations
For the year ended June 30, 2024

	Azzad Ethical	Azzad Wise
	Fund	Capital Fund
Investment Income:
Dividends	$ 585,452	$ 335,335
Sukuk Income	-	6,371,588
Other Income from Underlying Investments	-	3,276,611
Total Investment Income	585,452	9,983,534

Expenses:
Advisory	1,114,924	2,000,150
Distribution	209,124	125,052
Legal	33,337	32,020
Transfer Agent	83,389	73,865
Audit	19,200	16,654
Registration and Filing Fees	33,383	37,434
Administrative	9,022	9,022
Custody	24,537	68,244
Printing	19,119	11,174
Trustee	8,883	16,651
Miscellaneous	29,894	26,463
Insurance	1,190	1,190
Total Expenses	1,586,002	2,417,919
Fees Waived by the Adviser	(205,690)	(191,913)
Net Expenses	1,380,312	2,226,006

Net Investment Income (Loss)	(794,860)	7,757,528

Realized and Unrealized Gain on Investments and Foreign Currency Transactions:
Realized Gain on Investments and Foreign Currency Transactions	2,503,383	337,863
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	6,300,580	2,573,672
Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	8,803,963	2,911,535

Net Increase in Net Assets Resulting from Operations	$ 8,009,103	$ 10,669,063

The accompanying notes are an integral part of these financial statements.

Azzad Ethical Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	6/30/2024	6/30/2023
Increase (Decrease) in Net Assets From Operations:

Net Investment Loss	$ (794,860)	$ (661,433)
Net Realized Gain on Investments	2,503,383	4,577,628
Unrealized Appreciation on Investments	6,300,580	24,811,319
Net Increase in Net Assets Resulting from Operations	8,009,103	28,727,514

Distributions to Shareholders	(3,518,770)	(63,642)

Capital Share Transactions	4,199,030	2,829,125

Total Increase in Net Assets	8,689,363	31,492,997

Net Assets:
Beginning of Year	137,618,617	106,125,620

End of Year	$ 146,307,980	$ 137,618,617

The accompanying notes are an integral part of these financial statements.

Azzad Wise Capital Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	6/30/2024	6/30/2023
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 7,757,528	$ 4,466,222
Net Realized (Gain) Loss on Investments	337,863	(55,574)
Unrealized Appreciation on Investments	2,573,672	1,971,988
Net Increase in Net Assets Resulting from Operations	10,669,063	6,382,636

Distributions to Shareholders	(7,810,836)	(4,569,203)

Capital Share Transactions	30,972,656	19,097,810

Total Increase in Net Assets	33,830,883	20,911,243

Net Assets:
Beginning of Year	232,123,541	211,212,298

End of Year	$ 265,954,424	$ 232,123,541

The accompanying notes are an integral part of these financial statements.

Azzad Ethical Fund

Financial Highlights
Selected data for a share outstanding throughout each year.

	For the Years Ended
	6/30/2024	6/30/2023	6/30/2022	6/30/2021		6/30/2020

Net Asset Value, at Beginning of Year	$ 16.52	$ 13.05	$ 20.13	$ 15.57		$ 14.84

Income From Investment Operations:
Net Investment Income (Loss) *	(0.09)	(0.08)	(0.12)	(0.12)		(0.04)
Net Gain (Loss) on Securities (Realized and Unrealized)	1.01	3.56	(4.53)	5.71		1.71
Total from Investment Operations	0.92	3.48	(4.65)	5.59		1.67

Distributions:
Net Investment Income	0.00	0.00	0.00	0.00		0.00
Realized Gains	(0.42)	(0.01)	(2.43)	(1.03)		(0.94)
Total Distributions	(0.42)	(0.01)	(2.43)	(1.03)		(0.94)

Redemption Fees (a)	0.00	0.00	0.00	0.00	^	0.00	^

Net Asset Value, at End of Year	$ 17.02	$ 16.52	$ 13.05	$ 20.13		$ 15.57

Total Return **	5.66%	26.66%	(26.46)%	36.53%		11.63%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 146,308	$ 137,619	$ 106,126	$ 137,531		$ 101,046
Before Waivers
Ratio of Expenses to Average Net Assets	1.14%	1.14%	1.12%	1.15%		1.15%
Ratio of Net Investment Loss to Average Net Assets	(0.72)%	(0.70)%	(0.82)%	(0.80)%		(0.42)%
After Waivers
Ratio of Expenses to Average Net Assets	0.99%	0.99%	0.99%	0.99%		0.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.57)%	(0.55)%	(0.69)%	(0.64)%		(0.26)%
Portfolio Turnover	24.49%	27.88%	26.23%	64.12%		34.77%

(a) The Fund charged a 2.00% redemption fee on shares redeemed within 90 days of purchase. Effective November 1, 2020, the Fund no longer charges a redemption fee on shares redeemed within 90 days of purchase.
* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.
^ Amount calculated is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Azzad Wise Capital Fund

Financial Highlights
Selected data for a share outstanding throughout each year.

	For the Years Ended
	6/30/2024	6/30/2023	6/30/2022	6/30/2021		6/30/2020

Net Asset Value, at Beginning of Year	$ 10.54	$ 10.45	$ 11.00	$ 10.65		$ 10.57

Income From Investment Operations:
Net Investment Income *	0.33	0.22	0.13	0.12		0.17
Net Gain (Loss) on Securities (Realized and Unrealized)	0.11	0.09	(0.50)	0.35		0.08
Total from Investment Operations	0.44	0.31	(0.37)	0.47		0.25

Distributions:
Net Investment Income	(0.33)	(0.21)	(0.15)	(0.10)		(0.17)
Realized Gains	0.00	(0.01)	(0.03)	(0.02)		0.00
Total Distributions	(0.33)	(0.22)	(0.18)	(0.12)		(0.17)

Redemption Fees (a)	0.00	0.00	0.00	0.00	^	0.00	^

Net Asset Value, at End of Year	$ 10.65	$ 10.54	$ 10.45	$ 11.00		$ 10.65

Total Return **	4.22%	2.99%	(3.46)%	4.39%		2.41%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 265,954	$ 232,124	$ 211,212	$ 195,432		$ 151,034
Before Waivers/Recoupment
Ratio of Expenses to Average Net Assets	0.96%	0.97%	0.98%	1.20%	+	1.42%
Ratio of Net Investment Income to Average Net Assets	3.02%	1.98%	1.14%	1.01%		1.52%
After Waivers/Recoupment
Ratio of Expenses to Average Net Assets	0.89%	0.89%	0.89%	1.08%	+	1.29%
Ratio of Net Investment Income to Average Net Assets	3.09%	2.06%	1.23%	1.14%		1.64%
Portfolio Turnover	36.30%	24.00%	26.47%	22.06%		50.14%

(a) The Fund charged a 2.00% redemption fee on shares redeemed within 90 days of purchase. Effective November 1, 2020, the Fund no longer charges a redemption fee on shares redeemed within 90 days of purchase.
* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
^ Amount calculated is less than $0.005 per share.
+ As of January 1, 2021, the Adviser reduced its annual management fee to 0.80% of the average daily net assets and reduced its annual fund operating expenses after fee waiver and/or expense reimbursement to 0.89% of the average daily net assets.

The accompanying notes are an integral part of these financial statements.

Azzad Funds

Notes to Financial Statements

JUNE 30, 2024

Note 1. Organization

The Azzad Funds (the "Trust" or “Funds”) is an open-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act"). The Trust was organized as a Massachusetts business trust on December 16, 1996. The Trust is comprised of the following Funds: The Azzad Ethical Fund (the “Ethical Fund”), which commenced operations on December 22, 2000 and is a registered, diversified fund, and the Azzad Wise Capital Fund (the “Wise Fund”), which commenced operations on April 6, 2010 and is a registered, diversified fund, (collectively the "Funds"). Azzad Asset Management, Inc. (“Adviser”) is the investment adviser to both Funds (see Note 4).

The Ethical Fund’s primary investment objective is to provide shareholders with long-term total returns using means that are consistent with the Adviser’s ethical principles.

The Wise Fund’s primary investment objective is to provide shareholders with capital preservation and income.

The Funds should be considered long-term investments and are not appropriate for short-term goals. The Funds may also be used in all types of retirement and college savings plans including separately managed (wrap) programs.

Each of Ethical Fund’s and Wise Fund’s classifications are “diversified” for purposes of the 1940 Act. This means that each Fund, with respect to 75% of its total assets, may not purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities issued by other investment companies) if, as a result (i) more than 5% of such Fund’s total assets would be invested in securities of that issuer, or (ii) such Fund would hold more than 10% of the outstanding voting securities of that issuer.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of its financial statements. The Funds follow the accounting and reporting guidance of Financial Accounting Standards Board Accounting Standard Codification 946 and Accounting Standards Update 2013-08 applicable to investment companies.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, income, and foreign withholding taxes recorded on each of the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Security Transactions and Related Investment Income- Investment transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Net realized gain/(loss) on the statement of operations also includes realized gain distributions received from Real Estate Investment Trusts (“REITS”). Distributions of net realized gains are recorded on the REIT’s ex-dividend date. Sukuk income and income from other investments in the Wise Fund are recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective security.

Federal Income Taxes- The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2021-2023) or expected to be taken on the Funds’ 2024 tax returns. The Funds identify their major tax jurisdiction as U.S. Federal, however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended June 30, 2024, the Funds did not incur any interest or penalties.

Cash – During the ordinary course of business, the Funds hold cash balances at a major financial institution that are held to meet short-term liquidity requirements, rather than for investment purposes. The cash balances may exceed federally insured limits. The Funds have not experienced losses on these accounts, and management believes the Funds are not exposed to significant risks on such accounts.

Restricted and Illiquid Securities - Each Fund may invest up to 15% of its net assets in securities that are considered to be illiquid. A security is considered to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. Examples of illiquid securities include securities that have a limited trading market, securities that are sold in private placements without being registered for public sale under the Securities Act of 1933, as amended (the “1933 Act”), and are therefore subject to restrictions on resale, and other securities that are subject to restrictions on resale. Certain restricted securities such as commercial paper issued under Section 4(a)(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act, but are regularly traded among qualified institutional buyers because they are exempt from registration under 1933 Act Rule 144A, may be treated as liquid securities by the Adviser, for purposes of the 15% limitation, pursuant to procedures adopted by the Board of Trustees of the Trust (the “Board”), which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security.

Dividends and Distributions to Shareholders- The Ethical Fund intends to distribute substantially all of its net investment income as dividends to their shareholders on at least an annual basis. Net investment income in Wise Fund, if any, is declared as dividends and paid monthly. The Funds intend to distribute their net realized capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Funds. Please see Note 8 for additional information on dividends paid.

Estimates- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3. Securities Valuations

Processes and Structure

In computing net asset value, portfolio securities of the Fund are generally valued at their current market values determined on the basis of readily available market quotations, when available. If market quotations are not readily available, securities are valued at fair value as determined in good faith by the Adviser, in its capacity as the Board’s valuation designee, pursuant to Rule 2a-5 under the 1940 Act. As a general matter, fair value represents the amount that a Fund could reasonably expect to receive if such Fund’s investment in the security were sold at the time of valuation. The Adviser may utilize its valuation committee and third parties to assist the Adviser in its capacity as valuation designee, based upon information available at the time the valuation is made and that the Adviser believes to be reliable.

The Board has approved the Adviser as valuation designee and has adopted written Pricing and Valuation Procedures (the “Procedures”) governing the fair valuation of securities, and has delegated authority to the Adviser to apply those methods in making fair value determinations, subject to Board oversight. The Adviser has established a valuation committee to assist with the implementation of these Procedures. The valuation designee has the responsibility of determining the fair value of each of the Fund’s securities or other assets in the absence of readily available market quotations. The valuation designee also reviews the Funds’ Procedures to make sure they continue to be appropriate for the Funds. The valuation designee reviews its own fair value decisions and reports to the Board on all fair valuation decisions that are made. The Board reviews all valuation decisions made by the valuation designee and evaluates whether the valuation committee is adhering to the Funds’ Procedures and whether the Procedures continue to be appropriate for the Funds.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•	Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•	Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to each Fund's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock and real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized as level 2 investments in the fair value hierarchy.

Sukuks. The Wise Fund invests in Sukuks. Sukuks are used to finance projects and asset acquisitions while avoiding the Islamic prohibition on interest. Whereas bonds represent a debt ownership, a sukuk certificate represents ownership or interest in a tangible asset, or the usufruct of an asset. They are therefore considered to be asset-based securities. Sukuks grant investors a proportionate beneficial ownership of the underlying asset, along with its associated risks and potential cash flows. Underlying assets may include, without limitation, real estate (developed and undeveloped), infrastructure projects, lease contracts and machinery and equipment. While the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and the Wise Fund (as the investor) is relying on the creditworthiness of the issuer for all payments required by the Sukuk. Sukuk certificate holders share the risk of the underlying asset. If the assets on which sukuk are issued do not perform as well as expected, the sukuk investor will bear a share of the loss. Unlike conventional bonds, sukuks do not earn interest payments.

Sukuks may be issued by international financial institutions, foreign governments and agencies of foreign governments and even global corporations. Like conventional bonds, rating agencies rate Sukuks based on their credit quality and the issuer’s ability to pay investors. Sukuks receive ratings that look exactly like conventional bonds. At June 30, 2024, 65.69% of the Wise Fund’s net assets were invested in Sukuks. These instruments are categorized as level 2 investments in the fair value hierarchy.

Trade Finance Agreements. Trade finance agreements in which the Wise Fund may invest consist primarily of loans or similar instruments used to finance international trade and related infrastructure projects, such as, for example, facilities for pre-export finance, process and commodities finance, receivables financing, factoring or forfeiting, trade credit insurance, letters of credit and other documentary credits, documentary collection, promissory notes, bills of exchange and other negotiable instruments.  The Wise Fund may invest in such investments by way of purchase, assignment, participation, guarantee, insurance or another financial instrument.  Trade finance agreement transactions may include both domestic and international transactions, and may include sellers of goods or services, buyers of such goods or services, intermediaries such as banks and other financial institutions as lenders, insurers, and other parties. A trade finance agreement transaction can involve various structures. For example, while a seller (or exporter) can require a purchaser (an importer) to prepay for goods shipped, the purchaser (importer) may wish to reduce risk by requiring the seller to document the goods that have been shipped. Banks, financial institutions or other lenders may assist by providing various forms of support, such as a letter of credit provided by the importer’s bank to the exporter (or the exporter's bank) providing for payment upon presentation of certain documents (for example, a bill of lading). The exporter's bank also may make a loan (by advancing funds) to the exporter on the basis of the export contract.

Trade Finance agreements are located primarily in or have exposure to global emerging markets. As such, the Wise Fund is subject to all of the risks typical to investments generally made in emerging markets. In addition, the Wise Fund is subject to risks specific to the trade finance agreements asset class such as liquidity risk, credit rating risk, and counter-party risk. The Wise Fund will only invest in trade finance agreements related securities if it is determined that this investment is in accordance with the Wise Fund’s ethical investment philosophy. Trade finance agreements are categorized as level 3 investments in the fair value hierarchy. Trade finance agreements are considered illiquid securities as defined by the 1940 Act. The Wise Fund’s investments in trade finance agreements at June 30, 2024 represented 2.51% of the Wise Fund’s net assets.

Bank Time Deposits. In a typical bank deposit, a bank raises funds to invest in various commercial activities from its investors. The bank and its investors both share in the profit and risk of loss of investment in such activities. The bank is responsible for monitoring the underlying investments to make sure that they will achieve the anticipated profit rate agreed upon in the contract on the maturity date. If the bank makes any profit by the maturity date, the profits are shared with investors according to a pre-agreed ratio. Conversely, if a loss is made, it is borne by the investors in the absence of gross negligence, fraud or willful default by the bank. The bank provides investors with monthly indicative profit rates for their investments. Bank time deposits are categorized as level 2 investments in the fair value hierarchy. The Wise Fund’s investments in bank deposits represented 20.92% of its net assets at June 30, 2024.

The following tables summarize the inputs used to value each Fund’s assets measured at fair value as of June 30, 2024:

Ethical Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$137,053,953	$ -	$ -	$137,053,953
	$137,053,953	$ -	$ -	$137,053,953

* Industry classifications for these categories are detailed in each Fund’s Schedule of Investments.

There were no transfers into or out of level 1, level 2, or level 3 during the period. It is the Ethical Fund’s policy to recognize transfers into and out of level 1, level 2, and level 3 at the end of the reporting period. The Ethical Fund did not hold any derivative instruments at any time during the year ended June 30, 2024.

Wise Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 16,116,532	$ -	$ -	$ 16,116,532
Real Estate Investment Trusts	379,175	-	-	379,175
Sukuks *	-	174,702,413	-	174,702,413
Trade Finance Agreements *	-	-	6,664,133	6,664,133
Bank Time Deposits	-	55,647,403	-	55,647,403
	$ 16,495,707	$230,349,816	$ 6,664,133	$253,509,656

* Industry classifications for these categories are detailed in each Fund’s Schedule of Investments.

There were no transfers into or out of level 1, level 2 or level 3 during the period. It is the Wise Fund’s policy to recognize transfers into and out of level 1, level 2 and level 3 at the end of the reporting period.

Following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Trade Finance Agreements
Balance as of 6/30/2023	$ 6,113,715
Change in Unrealized Appreciation	159,795
Realized Gain/(Loss)	-
Purchases	6,652,133
Sales	(6,261,510)
Transfers In/(Out) of Level 3	-
Balance as of 6/30/2024	$ 6,664,133

The Wise Fund uses a pricing service to provide price evaluations for level 3 Trade Finance Agreements. The values supplied by the pricing service under this agreement are determined by market quotations where such quotations are available, fair value where market quotations are not available. Unless otherwise stated the valuations are marked mid-market for each transaction and are derived from proprietary models. The quantitative unobservable inputs used by the pricing service may be based upon a number of factors including, but not limited to, current prices quoted, valuation of underlying assets, market liquidity, the pricing service’s proprietary models and assumptions (which are subject to change without notice) and publicly available information.

Note 4. Transactions with the Adviser and Affiliates

Advisory Agreements – At a meeting of the Board held on May 26, 2023, the Board approved separate interim investment advisory agreements between the Trust and Azzad Asset Management, Inc. (the "Adviser"), on behalf of each Fund (each, an “Interim Agreement”) to take effect as of June 1, 2023 following the change of control of the Adviser. At the meeting of the Board held on May 26, 2023, the Board also approved separate investment advisory agreements between the Trust and the Adviser, on behalf of each Fund (each an “Advisory Agreement”), subject to approval by each Fund’s respective shareholders. Except for the commencement date and limited term of 150 days under the Interim Agreements, the Interim Agreements and the Advisory Agreements are otherwise identical in all material respects to the Adviser’s prior investment advisory agreements that were in effect until May 31, 2023.

From June 1, 2023 through August 15, 2023, the Adviser served as the interim investment adviser to the Ethical Fund and the Wise Fund under the Interim Agreements. Pursuant to the Interim Agreements, the Adviser provided investment advisory services to the Funds and all investment advisory fees were held in escrow until shareholders for each Fund approved the Advisory Agreements. The special shareholder meeting was held on August 15, 2023 and shareholders for each Fund approved each Advisory Agreement and the advisory fees were distributed to the Adviser.

Under the Advisory Agreements that became effective on August 15, 2023, the Adviser furnishes management and investment advisory services and, subject to the supervision of the Board, directs the investments of the Trust in accordance with the Funds’ investment objectives, policies and limitations. For this service, the Adviser receives a monthly management fee at the annual rate of 0.80% of the average daily net assets for each of the Ethical Fund and the Wise Fund.

For the period July 1, 2023 through August 15, 2023, the Adviser earned $138,633 and $235,426 in advisory fees for the Ethical Fund and Wise Fund, respectively under the Interim Agreements. For the period August 16, 2023 through June 30, 2024, the Adviser earned $976,291 and $1,764,724 in advisory fees for the Ethical Fund and Wise Fund, respectively under the Advisory Agreements. As of June 30, 2024, the Adviser was owed $69,146 and $153,700 in advisory fees for the Ethical Fund and Wise Fund, respectively.

The Adviser has agreed to contractually waive all or a portion of its fees or reimburse each Fund for certain operating expenses, to the extent necessary to limit each Fund’s net annual operating expenses (excluding brokerage costs; borrowing costs, including without limitation dividends on securities sold short; taxes; indirect expenses, such as expenses incurred by other investment companies in which the Funds invest; and litigation and other extraordinary expenses) to 0.99% and 0.89% of the average daily net assets of the Ethical Fund and Wise Fund, respectively, until at least December 1, 2029. Any waiver or reimbursement of operating expenses by the Adviser is subject to repayment by the respective Fund within three years after such reimbursement or waiver occurred, if the Board approves such reimbursement and the Fund is able to make the repayment without exceeding the expense limitations in place at either the time of the waiver or reimbursement occurred or any expense limitation then in effect. For the year ended June 30, 2024, the Adviser waived fees of $205,690 for the Ethical Fund and $191,913 for the Wise Fund.

The Adviser may be entitled to reimbursement of fees waived or expenses paid by the Adviser from each Fund. The amount of fees waived or expenses paid may be reimbursed to the Adviser during the following three-year period to the extent that payment of such expenses does not cause a Fund to exceed the expense limitation. As of June 30, 2024, the unreimbursed amounts paid or waived by the Adviser on behalf of the Ethical Fund and Wise Fund are $559,930 and $562,633, respectively. As of June 30, 2024, amounts subject to future recoupment are as follows:

Fiscal Year Ended	Recoverable in Fiscal Year Ending	Ethical Fund	Wise Fund
June 30, 2022	June 30, 2025	$ 174,187	$ 192,972
June 30, 2023	June 30, 2026	$ 180,053	$ 177,748
June 30, 2024	June 30, 2027	$ 205,690	$ 191,913

Sub-Advisory Agreement – The Adviser entered into a Sub-Advisory Agreement with Delaware Investments Fund Advisers (“DIFA”) on August 15, 2023, on behalf of the Ethical Fund. Under the Sub-Advisory Agreement between the Adviser and DIFA, DIFA earns an annual sub-advisory fee equal to a flat fee of 0.25% of the Ethical Fund’s average daily net assets. The sub-advisory fee was paid to DIFA by the Adviser, not the Ethical Fund directly, and therefore is included in the advisory fees paid by the Ethical Fund. For the year ended June 30, 2024, DIFA earned $345,662 in sub-advisory fees for the Ethical Fund.

The Adviser entered into a Sub-Advisory Agreement with Federated Investment Management Company (“Federated”) on August 15, 2023, on behalf of the Wise Fund. The sub-advisory fee paid to Federated is paid by the Adviser, not the Wise Fund and therefore is included in the advisory fees paid by the Wise Fund. The Wise Fund receives additional research services and investment management expertise, from a reputable investment manager without any additional expense to the Wise Fund. For the year ended June 30, 2024, Federated earned $571,002 in sub-advisory fees for the Wise Fund.

The Adviser entered into a Sub Sub-Advisory Agreement with Federated and Federated Hermes (UK) LLP (“Federated Hermes”) on August 15, 2023, on behalf of the Wise Fund. Federated and the Adviser retained Federated Hermes, an affiliate of Federated, to provide assistance in carrying out Federated’s duties as the Wise Fund’s sub-adviser. The Adviser oversees each of Federated and Federated Hermes and will be responsible for the day-to-day portfolio management of the Wise Fund related to the dividend-yielding equity portion of the Wise Fund’s portfolio and for ensuring that the Wise Fund’s holdings and portfolio management complies with its ethical investment restrictions. Under the terms of the Sub-Subadvisory Agreement, Federated Hermes’ sub-subadvisory fee is paid by Federated, from the sub-advisory fee that Federated receives, and not directly by the Fund or the Adviser, and therefore does not increase the advisory fees paid by the Wise Fund.

Administrative Agreement - The Funds have an Administrative Agreement with the Adviser. Pursuant to the Administrative Agreement, the Adviser, subject to the overall supervision and review of the Board, provides administrative services to the Funds, provides the Funds with office space, facilities and business equipment, and provides the services and clerical personnel for administering the affairs of the Funds. As such, each of the Funds pays the Adviser $750 per month, per Fund. For the year ended June 30, 2024, the Adviser earned $9,022 from each Fund for administrative services. As of June 30, 2024, the Ethical Fund and the Wise Fund each owed the Adviser $739 in administrative fees.

Note 5. Capital Share Transactions

Each Fund is authorized to issue an unlimited number of shares. There is no par-value on the capital stock.

The following is a summary of capital share activity for the years ended June 30, 2024 and 2023:

Ethical Fund	Year Ended 6/30/2024		Year Ended 6/30/2023
	Shares	Amount	Shares	Amount
Shares Sold	1,507,815	$ 24,522,352	1,213,294	$ 17,537,275
Shares issued in reinvestment of distributions	211,106	3,470,579	4,544	62,976
Shares redeemed	(1,451,176)	(23,793,901)	(1,021,034)	(14,771,126)
Net Increase	267,745	$ 4,199,030	196,804	$ 2,829,125

The following is a summary of capital share activity for the years ended June 30, 2024 and 2023:

Wise Fund	Year Ended 6/30/2024		Year Ended 6/30/2023
	Shares	Amount	Shares	Amount
Shares Sold	7,458,583	$ 78,761,236	5,118,407	$ 53,714,902
Shares issued in reinvestment of distributions	729,817	7,722,431	431,223	4,517,203
Shares redeemed	(5,239,870)	(55,511,011)	(3,731,091)	(39,134,295)
Net Increase	2,948,530	$ 30,972,656	1,818,539	$ 19,097,810

Note 6. Investment Transactions

For the year ended June 30, 2024, purchases and sales of investment securities other than short-term investments aggregated $33,091,096 and $37,634,574 respectively, for the Ethical Fund. For the year ended June 30, 2024, the purchases and sales of investment securities other than short-term investments aggregated $90,202,898 and $65,386,712, respectively, for the Wise Fund.

Note 7. Concentration of Risk

The Wise Fund invests in securities of non-U.S. and U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings. As of June 30, 2024, the diversification of countries was as follows:

Country	Percentage of Net Assets
United Arab Emirates	22.69%
Bahrain	15.67%
Malaysia	12.70%
Saudi Arabia	9.39%
Indonesia	7.47%
Qatar	7.37%
United States	6.25%
Supranational	3.24%
Turkey	3.14%
Oman	2.93%
Egypt	2.73%
Kuwait	1.23%
Ireland	0.51%

Investing in foreign securities involves risks not typically associated with U.S. investments, including, among others, adverse fluctuations in foreign currency values as well as adverse political, social, and economic developments affecting a foreign country, less publicly available information, more volatile or less liquid securities markets, restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, potential difficulties in enforcing contractual obligations, less revealing accounting practices, inadequate or irregular regulation, and more volatile performance. Foreign financial markets may also have fewer investor protections. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. These factors may prevent the Wise Fund and the Adviser from obtaining information concerning foreign companies that is as frequent, extensive, and reliable as the information available concerning companies in the U.S. There is also the risk of confiscation, taxation, currency blockage, or political or social instability.

The economy of the United Arab Emirates (UAE), in which the Wise Fund makes investments, is dominated by petroleum exports. A sustained decrease in commodity prices, particularly oil and natural gas, could have a negative impact on all aspects of the UAE economy and the Wise Fund. The non-oil UAE economy, which is concentrated in Dubai’s service sector, could be affected by declines in tourism, real estate, banking and re-export trade.

The UAE and the governments of the individual emirates exercise substantial influence over many aspects of the private sector. Governmental actions could have a significant effect on economic conditions in the UAE, which could adversely affect the value of the Wise Fund. In addition, political instability and protests the Middle East may cause disruptions to many industries. Continued political and social unrest in these areas may adversely affect the value of the Wise Fund.

Concentration Risk: To the extent that either the Ethical Fund or Wise Fund are concentrated in a particular sector or group of sectors, the Fund may be susceptible to loss due to adverse occurrences affecting that sector or group of sectors.

Technology Sector Risk: For the Ethical Fund, investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.

Market Risk: Overall market risks may affect the value of the Funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

Note 8. Tax Matters

As of June 30, 2024, the tax basis components, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	Ethical Fund	Wise Fund
Federal tax cost of investments, including short-term investments	$103,999,253	$250,845,728

Gross tax appreciation of investments	$ 42,511,889	$ 6,116,917
Gross tax depreciation of investments	$ (9,457,189)	$ (3,452,989)
Net tax appreciation	$ 33,054,700	$ 2,663,928

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The Funds’ tax basis capital gains and losses and undistributed ordinary income are determined at the end of each fiscal year. As of June 30, 2024 the Funds’ most recent fiscal year-end, components of distributable earnings on a tax basis were as follows:

	Ethical Fund	Wise Fund
Unrealized appreciation on investments	$33,054,700	$2,663,928
Post-December net investment loss	(454,956)	-
Undistributed long-term capital gains	2,503,377	282,289
	$35,103,121	$2,946,217

Under current tax law, certain capital losses realized after October 31, and certain ordinary losses realized after December 31 but before the end of the fiscal year (“Post-October Losses” and “Late Year Losses”, respectively) may be deferred and treated as occurring on the first business day of the following fiscal year. The Ethical Fund incurred and elected to defer $454,956 of such late year losses. The Wise Fund utilized $55,574 of capital loss carryforwards during the fiscal year June 30, 2024.

The Ethical Fund has recorded a reclassification in the capital accounts. As of June 30, 2024, the Ethical Fund recorded permanent book/tax differences of $655,762 from net investment loss to paid-in-capital. This reclassification has no impact on the net asset value of the Fund.

The Funds paid the following distributions for the years ended June 30, 2024 and 2023:

Ethical Fund
Year Ended	Amount	Tax Character
6/30/2024	$ 3,518,770	Long-Term Capital Gain

Year Ended	Amount	Tax Character
6/30/2023	$ 63,642	Long-Term Capital Gain

Wise Fund
Year Ended	Amount	Tax Character
6/30/2024	$ 7,810,836	Ordinary Income

Year Ended	Amount	Tax Character
6/30/2023	$ 4,469,737	Ordinary Income
6/30/2023	$ 99,466	Long-Term Capital Gain

Note 9. Distribution Plan

The Funds maintain that certain Amended and Restated Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows each Fund to pay distribution expenditures incurred in connection with the sale and promotion of such Fund and the furnishing of services to shareholders of the Fund. The Plan provides that the Fund may pay up to a maximum on an annual basis of 0.15% and 0.05% of the average daily value of the net assets of Ethical Fund and Wise Fund, respectively. Under the Plan, permitted expenditures include: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of Shares, or that may be advising shareholders of the Fund regarding the purchase, sale or retention of Shares; (b) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that hold Shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Fund’s shares and their shareholders; (c) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to the Plan) who engage in or support distribution of Shares or who render shareholder support services, including, but not limited to, allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Trust, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request; (d) costs of preparing, printing and distributing prospectuses and statements of additional information and reports for each Fund’s shares for recipients other than existing shareholders; (e) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (f) costs of preparing, printing and distributing sales literature; (g) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (h) costs of implementing and operating the Plan. The Trust is authorized to engage in the activities listed above, and in any other activities related to the distribution of Shares, either directly or through other persons with which the Trust has entered into agreements related to the Plan. Because these expenses are paid out of each Fund’s respective assets on an ongoing basis, over time these expenses may increase the cost of a shareholder’s investment and may cost a shareholder more than paying other types of sales charges. For the year ended June 30, 2024, the Ethical Fund incurred $209,124 in distribution fees and the Wise Fund incurred $125,052 in distribution fees.

Note 10. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the funds under Section 2(a)(9) of the 1940 Act. As of June 30, 2024, Charles Schwab & Co., Inc. (“Schwab”), in aggregate, owned approximately 63% and 79% of the shares of the Ethical Fund and the Wise Fund, respectively, for the benefit of others. As a result, Schwab may be deemed to control both Funds.

Note 11. Indemnifications

In the normal course of business, each Fund enters into contracts that contain general indemnification to other parties. A Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Funds expect the risk of loss to be remote.

Note 12. New Accounting Pronouncements

In September 2023, the SEC adopted a final rule relating to “Names Rule” under the 1940 Act. The amendments expanded the rule to require more funds to adopt an 80 percent investment policy, including funds with names suggesting a focus in investments with particular characteristics (e.g., growth or value) or with terms that reference a thematic investment focus (e.g., environmental, social, or governance factors). The amendments will require that a fund review its name for compliance with the rule. If needed, a fund may need to adopt an 80 percent investment policy and review its portfolio assets' treatment under such policy at least quarterly. The rule also requires additional prospectus disclosure and reporting and record keeping requirements. The amendments will become effective on April 9, 2024. The compliance date is February 9, 2026 for Funds with more than $1 billion in assets and August 9, 2026 for Funds with less than $1 billion in assets. The Fund is in compliance with this new rule.

Note 13. Subsequent Events

On July 31, 2024, the Wise Fund paid shareholders of record at July 30, 2024, a net investment income distribution of $899,693, equivalent to $0.03591 per share.

Management has evaluated the impact of all subsequent events through the date the financial statements were available to be issued and has determined that there were no additional subsequent events requiring disclosure in the financial statements for the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

The Azzad Ethical Fund and Azzad Wise Capital Fund,

each a Series of the Azzad Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Azzad Ethical Fund (the “Ethical Fund”) and Azzad Wise Capital Fund (the “Wise Fund”), each a series of The Azzad Funds, (the “Funds”), including the schedules of investments, as of June 30, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of June 30, 2024, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of June 30, 2024, by correspondence with the custodian, clearing organizations and banks and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds auditor since 2005

Huntingdon Valley, Pennsylvania

August 26, 2024

Azzad Funds

ADDITIONAL INFORMATION

JUNE 30, 2024 (UNAUDITED)

PROXY VOTING POLICY

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, are available without charge upon request by calling the Funds at 1-888-350-3369 and from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT is available on the SEC's web site at http://www.sec.gov. The Funds’ Form N-PORT may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330. The information on Form N-PORT is available without charge, upon requests, by calling (888) 350-3369.

STATEMENT OF ADDITIONAL INFORMATION

The Funds’ Statement of Additional Information ("SAI") includes additional information about the Trustees and is available, without charge, upon request. You may call toll-free (888) 350-3369 to request a copy of the SAI or to make shareholder inquiries.

SUB-ADVISORY AND SUB SUB-ADVISORY AGREEMENTS RENEWAL

In connection with a meeting held on May 28, 2024, the Board of Trustees (the “Board” or the “Trustees”) of Azzad Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined by the Investment Company Act of 1940, as amended, considered: (i) the renewal of the subadvisory agreement between Azzad Asset Management, Inc. (the “Adviser”) and Federated Investment Management Company (“FIMC”) with respect to Azzad Wise Capital Fund (the “Wise Fund”); (ii) the renewal of the sub-advisory between the Adviser and Delaware Investments Fund Advisers (“DIFA”) with respect to Azzad Ethical Fund (the “Ethical Fund”); and (iii) the renewal of the sub sub-advisory agreement between the Adviser, FIMC and Federated Hermes (UK) LLP (“Federated Hermes”).

The Board requested and received various informational materials including, without limitation: (i) documents containing information about FIMC, DIFA and Federated Hermes, including financial information, a description of personnel and the services provided to the Funds, information on investment advice and performance and information on compliance reporting and services provided to the Funds; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Funds; and (iii) benefits to be realized by each of FIMC, DIFA and Federated Hermes from their relationship with the Funds. In considering the approval or renewal of each Agreement, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling in their decision. In reaching their decision to renew each respective Agreement, the Board considered the factors enumerated below.

SUB-ADVISORY AGREEMENT BETWEEN AZZAD ASSET Management, Inc. and FIMC WITH RESPECT TO AZZAD WISE CAPITAL FUND

Nature, Quality and Extent of the Services Provided to the Wise Fund

The Trustees noted that FIMC is a wholly owned subsidiary of Federated Hermes, Inc. and considered Federated Hermes, Inc.’s deep operational, investment and compliance resources that FIMC has access to from its affiliation Federated Hermes, Inc. The Trustees reviewed the experience and qualifications of FIMC’s key employees, including the FIMC portfolio managers Ihab Salib and John Polinski, nothing that both portfolio managers had been employed by FIMC and served as two of the Wise Fund’s portfolio managers for many years. The Trustees observed that as of March 31, 2024, including the Wise Fund, Mr. Salib and Mr. Polinski managed assets totaling $3,889 million and $348 million, respectively. The Trustees considered the time that each portfolio manager dedicated to managing assets (approximately 75%) and reviewed the various factors that determined the portfolio manager compensation. The Trustees noted FIMC’s role as a sub-adviser to the Wise Fund and considered that FIMC furnishes investment information, advice, and recommendations to the Wise Fund as to the acquisition, holding or disposition of securities owned or contemplated to be acquired from time to time, specifically with respect to trade finance, bank deposits and sukuk securities. The Trustees reviewed and discussed FIMC’s compliance program, noting any recent changes and further noting no material issues or violations that were applicable to the Wise Fund.

The Board noted that FIMC provides the Wise Fund a continuous investment program by managing the Wise Fund’s investments on a discretionary basis in accordance with the investment objectives, policies, restrictions and limitations as outlined in the Wise Fund’s registration statement, and in compliance with the rules and regulations applicable to regulated investment companies. The Board noted that FIMC furnishes investment information, advice and recommendations to the Wise Fund as to the purchase, holding or sale of its securities. The Board observed that FIMC provides the Wise Fund with portfolio management sub-advisory services, primarily focused on the Wise Fund’s bank deposits, trade finance and sukuk securities. The Trustees further observed that the sub-advisory services that FIMC provides to the Wise Fund account for approximately 88% of the Wise Fund’s holdings and that the Adviser managed the Wise Fund’s equity positions. The Trustees reviewed the nature of services that FIMC provides the Wise Fund under the terms of the Sub-Advisory Agreement and reviewed in detail FIMC’s 15(c) questionnaire responses and other materials that FIMC provided for the Board’s consideration. The Board reviewed FIMC’s compliance systems, noting no recent exams or litigation and no material compliance violations related to the Wise Fund since the last renewal. The Trustees determined that FIMC’s insurance coverage was sufficient. After a discussion, the Board concluded that it was satisfied with the nature, extent and quality of sub-advisory services provided to the Wise Fund by FIMC.

Investment Performance of the Wise Fund

The Trustees revisited the Wise Fund’s performance, as discussed earlier in the Meeting, and Ms. Fouz reminded the Trustees that the Wise Fund had outperformed its peer group average and its primary benchmark, the ICE BofAML US Corp & Govt 1-3 Yr Index, over the year-to-date, 1-year, 3-year, 5-year, 10-year and since inception periods through March 31, 2024. The Board reviewed the Wise Fund’s performance contributors and detractors. The Trustees considered the differences between the portion of the Wise Fund’s portfolio that was managed by FIMC, which primarily consisted of sukuk and bank deposits, and the equity portfolio of the portfolio that was managed by the Adviser. The Board discussed the Wise Fund’s performance and reviewed the Wise Fund’s positions, risk statistics and performance attribution information. The Trustees concluded that FIMC’s contributions to Wise Fund’s performance has been accretive and consistent with the long-term investment strategy being pursued by the Wise Fund that that FIMC should be allowed the opportunity to continue providing sub-advisory services to the Wise Fund.

Fees and Expenses

The Trustees observed that, FIMC’s sub-advisory fee is paid by the Adviser, from its advisory fee and not directly by the Wise Fund. The Trustees considered the tiered, asset-based sub-advisory fees that FIMC charges with respect to the Wise Fund under the Sub-Advisory Agreement, and observed that effective January 1, 2021, FIMC had voluntarily reduced its sub-advisory fee the Wise Fund to 0.25% of the average daily net assets for the portion of the Wise Fund that FIMC manages. The Board noted that FIMC intended to continue to voluntarily reduce its sub-advisory fee for the next year. The Board noted that FIMC does not benefit from soft dollar arrangements from its trades, nor does FIMC receive other fees or direct or indirect “fall out” benefits from FIMC’s sub-advisory relationship with the Wise Fund. The Trustees noted that the fees FIMC charges, in relation to its profit from the Wise Fund, were reasonable.

Profitability

The Board discussed the profitability of FIMC and reviewed a profitability analysis provided by FIMC specific to its sub-advisory relationship with the Wise Fund. The Board also considered FIMC’s overall profitability as disclosed in Federated Hermes, Inc.’s financial statements. The Board reviewed the fees that the Adviser paid FIMC under the Sub-Advisory Agreement, discussed the continued voluntary fee waiver that FIMC provides to the Wise Fund and after a discussion, the Board concluded that the profits to FIMC are not excessive profitability was not an issue.

Economies of Scale

The Board considered whether economies of scale are present with respect to FIMC’s role as sub-adviser to the Wise Fund. The Board noted that while FIMC had voluntarily reduced is sub-advisory fee, the Board agreed that economies, with respect to the overall Wise Fund fees and expenses, was primarily an Adviser-level issue and should be considered with respect to the Wise Fund’s overall advisory agreement and the advisory fee.

Conclusion

Based on their evaluation of all material factors, the Board, including the Independent Trustees, concluded that the Sub-Advisory Agreement with FIMC was fair and reasonable to shareholders, that FIMC’s services provided substantial benefits to shareholders, and that the renewal of the Sub-Advisory Agreement was in the best interests of the Wise Fund and its shareholders.

SUB SUB-ADVISORY AGREEMENT BETWEEN AZZAD ASSET Management, inc, FIMC and FEDERATED HERMES WITH RESPECT TO AZZAD WISE CAPITAL FUND

Nature, Quality and Extent of the Services Provided to the Wise Fund

The Board noted that Federated Hermes is a wholly owned subsidiary of Federated Hermes, Inc., and an affiliate of FIMC, the Wise Fund’s sub-adviser. The Board observed that Federated Hermes is a publicly owned company that registered with SEC on November 2013 and with the Financial Services Authorities in the UK on November 2007. They noted that Federated Hermes had approximately $758 billion in assets under management, primarily consisting of equities and fixed income, as of December 31, 2023.

The Trustees reviewed the nature of services that Federated Hermes provides the Wise Fund under the terms of the Sub Sub-Advisory Agreement and reviewed in detail Federated Hermes’ 15(c) questionnaire responses. The Board considered the portfolio management team experience of Mr. Mohammed Elmi, noting his experience with fixed income securities and as previously serving as an analyst for Wise Fund for FIMC and currently Federated Hermes, and noted that Mr. Elmi would continue to serve as portfolio manager for the Wise Fund through his employment with Federated Hermes. The Trustees observed the amount of time that Mr. Elmi allocated to all fund activities, including the Wise Fund, specifically noting that he spent approximately 75% of his time on the investment process, including management and research. The Trustees observed that as of March 31, 2024, including the Wise Fund, Mr. Elmi managed assets totaling $1.4 billion. The Board discussed Federated Hermes’s compensation practices, noting a base salary, discretionary bonus and long-term incentive compensation. They discussed Federated Hermes’ compliance program, noting that Federated Hermes continued to utilize FIMC’s compliance monitoring infrastructure, policies and procedures. The Board observed that there had been no material compliance violations during the calendar year ended December 31, 2023 and that there were no regulatory exams that had not been presented since the last renewal that would impact the Wise Fund. The Trustees noted that Federated Hermes’ insurance coverage and Fidelity Bond was sufficient. The Trustees concluded that Federated Hermes is expected to continue to provide quality services to the Wise Fund as its sub sub-adviser.

Investment Performance of the Wise Fund

The Trustees revisited the Wise Fund’s performance, as discussed earlier in the Meeting, and Ms. Fouz reminded the Trustees that the Wise Fund had outperformed its peer group average and its primary benchmark, the ICE BofAML US Corp & Govt 1-3 Yr Index, over the year-to-date, 1-year, 3-year, 5-year, 10-year and since inception periods through March 31, 2024. The Board reviewed the Wise Fund’s performance contributors and detractors. The Trustees considered the differences between the portion of the Wise Fund’s portfolio that was managed by FIMC, which primarily consisted of sukuk and bank deposits, and the equity portfolio of the portfolio that was managed by the Adviser. The Board discussed the Wise Fund’s performance and reviewed the Wise Fund’s positions, risk statistics and performance attribution information. The Trustees concluded that FIMC’s contributions to Wise Fund’s performance has been accretive and consistent with the long-term investment strategy being pursued by the Wise Fund that that FIMC should be allowed the opportunity to continue providing sub-advisory services to the Wise Fund.

Fees and Expenses

The Trustees acknowledged that Federated Hermes’ sub sub-advisory fee continued to be paid by FIMC, from its sub-advisory fee and not directly by the Wise Fund or the Adviser. The Trustees further considered the overall fee that FIMC charges with respect to the Wise Fund, further noting that effective on January 1, 2021, FIMC had granted the Wise Fund a voluntary reduction from its contractual sub-advisory. The Board noted that FIMC intended to continue to voluntarily reduce its sub-advisory fee for the next year. The Board noted that Federated Hermes does not benefit from soft dollar arrangements from its trades, nor does Federated Hermes receive other fees or direct or indirect benefits from its sub-sub-advisory relationship with the Wise Fund. The Trustees concluded that Federated Hermes’ sub sub-advisory fee was not unreasonable.

Profitability

The Board discussed the profitability of Federated Hermes and observed that it does not calculate the profitability specific to its sub-advisory relationship with the Wise Fund; however, the Board reviewed Federated Hermes’ overall profitability as disclosed in Federated Hermes, Inc.’s financial statements and a separate profitability analysis that FIMC provided in conjunction with its 15(c) response as the Wise Fund’s sub-adviser. The Board reviewed the fees that the Adviser paid FIMC under the Sub-Advisory Agreement and the fees that FIMC pays Federated Hermes under the Sub Sub-Advisory Agreement, discussed the continued voluntary fee waiver that FIMC provides to the Wise Fund and after a discussion, the Board concluded that the agreement was not excessive profitability.

Economies of Scale

The Board considered whether economies of scale are present with respect to Federated Hermes’s role as sub sub-adviser to the Wise Fund. The Trustees agreed that economies, with respect to the overall Wise Fund fees and expenses, was primarily an Adviser level issue and should be considered with respect to the Wise Fund’s overall advisory agreement and the advisory fee.

Conclusion

Based on their evaluation of all material factors, the Board, including the Independent Trustees, concluded that the Sub Sub-Advisory Agreement between the Adviser, FIMC and Federated Hermes, on behalf of the Wise Fund, was fair and reasonable to shareholders, that Federated Hermes’ services provided substantial benefits to shareholders, and that the renewal of the Sub Sub-Advisory Agreement was in the best interests of the Wise Fund and its shareholders.

SUB-ADVISORY AGREEMENT between AZZAD ASSET Management, Inc. and FIMC WITH RESPECT TO AZZAD ETHICAL FUND

Nature, Quality and Extent of the Services Provided to the Ethical Fund

The Trustees noted that DIFA is a series of Macquarie Investment Management Business Trust, and an affiliate of Macquarie Asset Management (“MAM”) and further noted that as of December 31, 2023, MAM had assets under management of approximately $602 billion. The Trustees observed that MAM had approximately 21,000 employees spread across 34 different global markets. The Trustees observed DIFA’s substantial infrastructure and the operational efficiencies and investment capabilities that have resulted from combining the Ethical Fund’s former sub-adviser’s (Ivy Investment Management Company) funds with the MAM platform. The Trustees discussed the qualifications of the key investment personnel, including Kimberly Scott, Nathan Brown and Bradley Halverson and reviewed information about portfolio manager compensation, noting the tenure of each portfolio manager with the Ethical Fund. The Trustees noted that Bradley Halverson, who became a portfolio manager in 2021, would be transitioning into a new role during the summer of 2024 and would not be a portfolio manager upon the transition. The Trustees noted that Kimberly Scott and Nathan Brown would both remain portfolio managers for the Ethical Fund and noted no other employee turnover. The Board considered that both portfolio managers has worked with the Ethical Fund prior to DIFA assuming the sub-advisory role and noted that DIFA expected no impact to portfolio management services provided to the Ethical Fund. The Board noted that DIFA’s portfolio management team provides the Ethical Fund with investment recommendations on a daily basis through the “Ivy Mid Cap Growth” model portfolio. The Board observed that the “Ivy Mid Cap Growth” model seeks to achieve its objective by investing primarily in common stocks of mid-capitalization companies that DIFA believes are high quality and/or offer above-average growth potential. The Board observed that DIFA’s investment research primarily emphasizes a bottom-up (individual issuers) approach and focuses on middle capitalization companies that DIFA believes have the potential for strong growth, increasing profitability, stable and sustainable revenue and earnings streams, attractive valuations and sound capital structures. The Board discussed the various factors and considerations that DIFA’s portfolio use when determining updating the model portfolio. The Trustees noted that the Adviser executes trades based on DIFA’s model portfolio. The Trustees noted that there had been no recent or pending litigation or regulatory exams, since the last renewal, that would impact the Ethical Fund but discussed prior examinations with various regulatory bodies that had taken place with respect to affiliated entities of DIFA. They noted no material violations to DIFA’s compliance policies and procedures with respect to the Ethical Fund and further reviewed the changes to DIFA’s compliance policies and procedures since the initial approval of the Sub-Advisory Agreement. The Trustees reviewed DIFA’s insurance coverage was sufficient and determined such coverage to be sufficient. The Board concluded that it was satisfied with the nature, extent and quality of the sub-advisory services provided by DIFA.

Investment Performance of the Ethical Fund

The Trustees considered the Ethical Fund’s 1-year, 3-year, 5-year, 10-year and since inception performance through March 31, 2024, as previously discussed during the Adviser’s report portion of the Meeting and noted that the Ethical Fund had outperformed its peer group average over the 1-year and 5-year periods, but the Ethical Fund had underperformed its peer group over all other periods and had underperformed its primary benchmark (Russell Mid Cap Growth Index) over all periods presented through March 31, 2024. The Trustees additionally reviewed the “Ivy Mid Cap Growth” model portfolio performance and discussed the reasons for the performance differences in the model versus the Ethical Fund, noting that the Ethical Fund had outperformed the model over the 1-year period and 3-year period, but had underperformed the model over the other periods presented. The Board considered the differences between the Ivy Mid Cap Growth model and the Ethical Fund. The Board discussed the Ethical Fund’s performance and reviewed the Ethical Fund’s positions, risk statistics and performance attribution information. After a discussion, the Trustees concluded that the Ethical Fund’s performance was not unreasonable and that DIFA should be allowed the opportunity to continue providing the mid-cap growth model recommendations to the Adviser.

Fees and Expenses

The Trustees observed that DIFA’s sub-advisory fee is paid by the Adviser from its advisory fee and not directly by the Ethical Fund. They discussed DIFA’s sub-advisory fee of 0.25% and noted DIFA’s explanation that DIFA received no additional compensation or benefits, including soft dollars, from its relationship with the Ethical Fund. The Trustees discussed DIFA’s sub-advisory fee in relation to other similarly managed funds, noting that the sub-advisory fee was in line with fees charged by DIFA to other model sub-adviser strategies. After a discussion, the Trustees concluded that DIFA’s sub-advisory fee was not unreasonable.

Profitability

The Trustees noted that while DIFA did not provide a profitability analysis of its “model-only” investment strategy business, DIFA did provide the profitability realized by MAM in connection with all of its business lines, including DIFA’s sub-advisory services to the Ethical Fund and responded to questions from the Trustees. The Board discussed whether the amount of overall profit was a fair entrepreneurial profit with respect to the services to be provided to the Ethical Fund. The Board concluded that excessive profitability was not an issue with DIFA at current asset and allocation levels and the Board would further evaluate profitability in the future.

Economies of Scale

The Trustees considered economies of scale with respect to DIFA’s sub-advisory services provided to the Ethical Fund. They observed that because DIFA provides the Ethical Fund with a model-only recommended portfolio on a flat fee structure, DIFA did not anticipate any adjustment to the fee level to reflect economies of scale at this time. Further, the Trustees agreed that economies, with respect to the overall Ethical Fund fees and expenses, was primarily an Adviser-level issue and should be considered with respect to the Ethical Fund’s overall advisory agreement and the advisory fee.

Conclusion

Based on their evaluation of all material factors, the Board, including the Independent Trustees, concluded that the Sub-Advisory Agreement with DIFA was fair and reasonable to shareholders, that the Sub-Adviser’s services provided substantial benefits to shareholders, and that the renewal of the Sub-Advisory Agreement was in the best interests of the Ethical Fund and its shareholders.

**BOARD OF TRUSTEES**
Syed K. Raheemullah
Bashar Qasem
Umbereen R. Ahmed
Damani Ingram, Esq.

**INVESTMENT ADVISER**
Azzad Asset Management, Inc.

**SUB-ADVISERS**
Delaware Investments Fund Advisers
Federated Investment Management Company
Federated Hermes (UK) LLP

**DIVIDEND PAYING AGENT,**
**SHAREHOLDERS' SERVICING AGENT,**
**TRANSFER AGENT**
Mutual Shareholder Services, LLC

**CUSTODIAN**
Huntington National Bank, NA

**INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM**
Sanville & Company

**LEGAL COUNSEL**
Thompson Hine LLP

This report is provided for the general information of the shareholders of the Azzad Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies. Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies. Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies. The information is included as part of the material filed under Item 7 of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. The information is included as part of the material filed under Item 7 of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 13.  Portfolio Managers of Closed-End Funds. Not applicable.

Item 14.  Purchases of Equity Securities by Closed-End Funds. Not applicable.

Item 15.  Submission of Matters to a Vote of Security Holders.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 16. Controls and Procedures.

(a)       Disclosure Controls & Procedures. Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)       Internal Controls. There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AZZAD FUNDS

By /s/ Bashar Qasem

     Bashar Qasem

     Chairman and Treasurer

Date: September 4, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Bashar Qasem

     Bashar Qasem

     Chairman and Treasurer

Date: September 4, 2024